UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1 )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BROOKFIELD REAL ASSETS INCOME FUND INC.

(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration No.:

(3)	Filing Party:

(4)	Date Filed:

BROOKFIELD REAL ASSETS INCOME FUND INC.

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

April 22, 2021

To the Stockholders:

Notice is hereby given that the 2021 Annual Meeting of Stockholders (the "Meeting") of Brookfield Real Assets Income Fund Inc., a Maryland corporation (the "Fund"), will be held on Thursday, May 20, 2021, at 8:30 a.m., Eastern Time, for the following purposes:

1.  To consider and vote upon the election of the Class II Directors, each to serve until the third annual meeting following her or his election and until her or his successor is duly elected and qualifies (Proposal 1).

2.  To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote "FOR" the nominees named in the proxy statement.

Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund stockholders, the Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the Meeting in person. In order to participate in and vote at the Meeting, stockholders of record as of the close of business on April 15, 2021 (the "Record Date") need to register for the Meeting. If you are a registered holder, and wish to attend and vote at the Meeting, please send an email including your full name and address to the Fund's proxy solicitor, AST Fund Solutions, LLC ("AST"), at attendameeting@astfinancial.com with "Brookfield Real Assets Income Fund Inc. virtual meeting" in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting. If you hold common shares of stock ("Shares") beneficially through a bank or broker, you will receive information regarding how to instruct your bank or broker to cast your vote. If you wish to attend and vote at the Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the Fund's name, the number of Shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to AST at attendameeting@astfinancial.com with "Legal Proxy" in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting.

Stockholders of record as of the close of the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. You are being asked to participate at the Meeting either virtually or by proxy. If you attend the Meeting and are a stockholder of record as of the close of business on the Record Date, you may vote your Shares at the Meeting. Regardless of whether you plan to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy. This is important to ensure a quorum at the Meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your Shares via the Internet or telephone, as follows:

To vote by the Internet:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Go to the website that appears on the enclosed proxy card.

(3)  Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Refer to the toll-free number that appears on the enclosed proxy card.

(3)  Follow the instructions.

We encourage you to authorize a proxy to vote your Shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (855) 777-8001.

By Order of the Board of Directors,

/s/ Thomas D. Peeney

Thomas D. Peeney
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2021

The Fund's Notice of 2021 Annual Meeting of Stockholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF STOCKHOLDERS, THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE VOTES ENTITLED TO BE CAST ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.  All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Trust Accounts

(1) ABC Trust	Jane B. Doe, Director
(2) Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

BROOKFIELD REAL ASSETS INCOME FUND INC.

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

PROXY STATEMENT

This Proxy Statement is furnished to the holders of common shares of stock, par value of $0.001 per share ("Shares") of Brookfield Real Assets Income Fund Inc., a Maryland corporation (the "Fund"), of proxies to be exercised at the 2021 Annual Meeting of Stockholders (the "Meeting") of the Fund to be held on Thursday, May 20, 2021 at 8:30 a.m., Eastern Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about April 22, 2021.

Due to the public health impact of the coronavirus pandemic (COVID 19) and to support the health and well-being of Fund stockholders, the Meeting will be held solely on the internet by virtual means. You will not be able to attend the Meeting in person.

The persons named as proxy holders on the proxy card will vote in accordance with your instructions and, unless specified to the contrary, will vote "FOR" the election of the Class II Director nominees. The close of business on April 15, 2021, has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding full share of common stock of the Fund is entitled to one vote for as many individuals as there are directors to be elected at the Meeting, and one vote for each other matter properly presented at the Meeting. Votes may not be cumulated. At the close of business on the Record Date, the Fund had 43,892,903 Shares.

Under the Bylaws of the Fund, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum. In the event that a quorum is not present at the Meeting or otherwise, the chairman of the Meeting has the power to adjourn the Meeting from time to time, to a date not more than 120 days after the Record Date without notice other than announcement at the Meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as Shares that are present for quorum purposes but not "entitled to vote." Abstentions will have the same effect as votes against Proposal 1. Broker "non-votes" will have no effect on the outcome of the vote on Proposal 1. Since banks and brokers will have discretionary authority to vote Shares in the absence of voting instructions from stockholders with respect to Proposal 1, we expect that there will be no broker "non-votes."

Stockholders who execute proxies retain the right to revoke them by: (a) written notice received by the Secretary of the Fund at any time before that proxy is exercised; (b) signing a proxy bearing a later date or; (c) attending the Meeting and voting in person (attendance at the Meeting will not, by itself, revoke a properly executed proxy). If you hold your Shares in "street name" (that is, through a broker or other nominee), you should instruct your broker or nominee how to vote your Shares by following the voting instructions provided by your broker or nominee.

In order to participate in and vote your Shares at the Meeting, stockholders as of the Record Date need to register for the Meeting.

If you are a registered holder, and wish to attend and vote at the Meeting, you must:

•  Send an email including your full name and address to the Fund's proxy solicitor, AST Fund Solutions, LLC ("AST"), at attendameeting@astfinancial.com with "Brookfield Real Assets Income Fund Inc. virtual meeting" in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting. You will need the control number found on your proxy card as part of the registration process.

If your Shares are registered in the name of your broker, bank, or other agent, you are the "beneficial owner" of those Shares and those Shares are considered as held in "street name." If you hold your Shares in "street name" and wish to attend and vote at the Meeting, you must:

•  Obtain a legal proxy from your broker, bank or other nominee reflecting the Fund's name, the number of Shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to AST at attendameeting@astfinancial.com with "Legal Proxy" in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting.

You will receive a confirmation of your registration by email after AST receives your registration materials. If you wish to vote your Shares electronically at the Meeting, please follow the instructions provided by AST in its confirmation email. On the day of the Meeting, we encourage you to access the Meeting prior to start time leaving ample time to check in.

Stockholders may request copies of the Fund's most recent annual report, including the financial statements, without charge, by writing to Investor Relations, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. These reports also are available on the Fund's website at https://publicsecurities.brookfield.com/en. These documents have been filed with the Securities and Exchange Commission and are available at www.sec.gov.

PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

The Board is divided into three classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the Meeting in the year indicated and when their respective successors are elected and qualify: Class I, 2023, Class II, 2021 and Class III, 2022. Directors elected to succeed those whose terms are expiring will be identified as being of that same class and will be elected to serve until the third annual meeting after their election and until their successors are duly elected and qualify.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to so vote) for the re-election of Ms. Heather S. Goldman, and the election by stockholders of Mr. William H. Wright II, each a Class II Independent Director nominee. Ms. Goldman and Mr. Wright have indicated that they will serve if elected, but if they should be unable to serve, the proxy or proxies will be voted for any other persons determined by the persons named in the proxy in accordance with their discretion. If elected, Ms. Goldman and Mr. Wright will serve until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualify.

The Fund's Board has determined that Ms. Goldman and Mr. Wright, as well as Messrs. Edward A. Kuczmarski, Louis P. Salvatore and Stuart A. McFarland are each independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange. Mr. David Levi is considered an Interested Director. Therefore, upon election of the Class II Director nominees by the Fund, the Fund will continue to meet the requirements of the New York Stock Exchange that a majority of directors be independent.

As described above, there are two nominees for election to the Board at this time. The affirmative vote of a majority of the votes entitled to be cast at the Meeting, if a quorum is present, is sufficient to elect a director.

The Board of Directors recommends that the stockholders vote "FOR" the election of each of the nominees listed above to serve as Directors until the Annual Meeting of Stockholders in 2024 and until their respective successors are duly elected and qualify.

Information Concerning Nominee and Directors

The following table provides information concerning each of the Directors and the Class II Director nominees of the Board, as of the date of this Proxy Statement. The nominees are listed in the table under "Class II Independent Director Nominees." The terms of the Class I and the Class III Directors do not expire this year. The Fund has a retirement policy, which sets a mandatory retirement age of 77 for the Directors.

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director*

Class II Independent Director Nominees – If Elected, Terms Expire at the 2024 Annual Meeting of Stockholders

Heather S. Goldman c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since inception[1] Three-year Term	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the "Adviser") (2013-Present); Board Director of Gesher USA (2015-Present); Trustee of the Nevada Museum of Art (2016-2018); Member of the Honorary Board of University Settlement House (2014-Present); Co-founder and CEO of Capstak, Inc. (2014-2018); Director of Capstak, Inc. (2016-2018).	8

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director*
William H. Wright II c/o Brookfield Place 250 Vesey Street New York, NY 10281-1023 Born: 1960	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since August 1, 2020 Three-year Term	Director/Trustee of several investment companies advised by the Adviser (2020-Present); Director of Alcentra Capital Corporation (1940 Act BCD) (2018-2019); Director and Advisory Director of Virtus Closed End Funds and its predecessors Zweig and Zweig Total Return Funds (2013-2019); Advisory Director of Duff & Phelps Select Energy MLP Fund (2016-2019).	8

Class I Independent Director – Term Expires at the 2023 Annual Meeting of Stockholders

Louis P. Salvatore c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served since inception[1] Three-year Term	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of Gramercy Property Trust (formerly, Chambers Street Properties) (2012-2018); Director of Turner Corp. (2003-Present); Employee of Arthur Andersen LLP (2002-Present); Principal of Trimblestone Investment Co. (2019-Present).	8

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director*

Class I Interested Director – Term Expires at the 2023 Annual Meeting of Stockholders

David Levi** c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1971	Director Served since April 2017 Three-year Term	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	8

Class III Independent Directors – Terms Expire at the 2022 Annual Meeting of Stockholders

Edward A. Kuczmarski c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served since inception[1] Three-year Term	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Partner of Crowe Horwath LLP (1980-2013); Trustee of the Stralem Funds (2014-2016).	8

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director*
Stuart A. McFarland c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since inception[1] Three-year Term	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2017-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present); Director of Steward Partners (2017-Present).	8

*  The Fund Complex is comprised of the Fund, Brookfield Investment Funds (6 series of underlying portfolios) and Center Coast Brookfield MLP & Energy Infrastructure Fund.

**  Designates individuals who are "interested persons" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of affiliations with the Adviser.

1  Brookfield Real Assets Income Fund Inc. was established on May 12, 2016 and commenced operations on December 5, 2016.

Officers of the Funds

The officers of the Fund are elected by the Board either at its annual meeting, or at any subsequent regular or special meeting of the Board. The Board of the Fund has appointed six officers, each to hold office at the discretion of the Board until his or her successor is elected and qualifies or until his or her resignation or removal. Except where dates of service are noted, all officers listed below served the Fund as such throughout the fiscal year ended December 31, 2020. The following table sets forth information concerning each officer of the Fund as of the date of this Proxy Statement:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1977	President	Served since inception[1]

President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017) and General Counsel (2017-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since February 25, 2021[2]

Treasurer of several investment companies advised by the Adviser (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-Present).

Thomas D. Peeney* c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018

Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017).

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Adam R. Sachs* c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2017

Chief Compliance Officer of several investment companies advised by the Adviser (2017-Present); Director of Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

Mohamed Rasul* c/o Brookfield Place 250 Vesey Street New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

*  Designates individuals who are "interested persons" of the Fund, as defined by the 1940 Act, because of affiliations with the Adviser.

1  Brookfield Real Assets Income Fund Inc. was established on May 12, 2016 and commenced operations on December 5, 2016.

2  Casey Tushaus was appointed by the Board as the Treasurer of the Fund on February 25, 2021. Previously, Mr. Tushaus served as Assistant Treasurer of the Fund since 2016.

Share Ownership

As of the Record Date, the Director nominees, Directors, and officers of the Fund beneficially owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in the Adviser's family of investment companies (the "Fund Complex") as of December 31, 2020. The Fund Complex is comprised of the Fund, Center Coast Brookfield MLP & Energy Infrastructure Fund and Brookfield Investment Funds and its five series of underlying portfolios: Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield Real Assets Securities Fund, Center Coast Brookfield Midstream Focus Fund, and Brookfield Real Assets Debt Fund.* The cost of each Director's investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of December 31, 2020. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

Name of Nominees/Directors	Dollar Range of Equity Securities Held in the Fund[1]	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies[1]
Independent Director Nominees
Heather S. Goldman	E	E
William H. Wright II	A	A
Independent Directors
Louis P. Salvatore	E	E
Edward A. Kuczmarski	E	E
Stuart A. McFarland	E	E
Interested Director
David Levi	A	A

*  As of the date of this Proxy Statement, shares of the Brookfield Real Assets Debt Fund are not publicly offered. On February 17, 2021, a new Registration Statement on Form N-1A was filed to register a new series of Brookfield Investment Funds, the Oaktree Emerging Markets Equity Fund.

1  Key to Dollar Ranges:

  A. None

  B. $1 – $10,000

  C. $10,001 – $50,000

  D. $50,001 – $100,000

  E. Over $100,000

Information Regarding the Board and its Committees

The Role of the Board

The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund's investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board approves all significant agreements between the Fund and its service providers. The Board has elected senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund's operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Adviser report on the Fund's investment activities and performance. The Board has elected a Chief Compliance Officer who administers the Fund's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board meetings," which typically are held quarterly, in person, and involve the Board's review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled "Board meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund's investments, operations, or activities.

Board Leadership Structure

The Fund's Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, 80% of the members of the Board, including the Chairman of the Board, are not "interested persons," as defined in the 1940 Act, of the Fund (the "Independent Directors"), which are Directors that are not affiliated with the Adviser or its affiliates. The Board has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the "QLCC") (collectively, the "Committees"), which are discussed in greater detail below. The Audit Committee, Nominating and Compensation Committee and QLCC are each comprised entirely of Independent Directors. Each of the Independent Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. Mr. Kuczmarski, a Class III Director, serves as Chairman of the Board. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Fund's Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board's oversight function. For example, although the 1940 Act requires that at least 40% of a fund's directors not be "interested persons," as defined in the 1940 Act, the Board has determined that the Independent Directors should constitute at least a majority of the Board. The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function, and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund stockholders. The Independent Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives, and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting, and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund's Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Fund's other service providers. The Audit Committee supports the Board's oversight of risk management in a variety of ways, including meeting regularly with the Fund's Treasurer and with the Fund's independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund's financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund's Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser's internal audit group as to these and other matters.

Information about Each Director's Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors, including the Class I Director nominees, has the qualifications, experience, attributes, and skills ("Director Attributes") appropriate to serve as a Director of the Fund in light of the Fund's business and structure. Certain of these business and/or professional experiences are set forth in detail in the table above. The Directors have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a "self-assessment" wherein the performance of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each Director, including the Class II Director nominees, and certain of their Director Attributes. Although the information provided below, and in the table above, is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes, or skills that each Director possesses to demonstrate that the Directors have the appropriate Director Attributes to serve effectively as Directors of the Fund. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and ask incisive questions, and commitment to stockholder interests. In conducting its self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Fund.

•  Edward A. Kuczmarski – In addition to his tenure as a Director of the Fund, Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also has served on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Board of Directors, Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

•  Stuart A. McFarland – In addition to his tenure as a Director of the Fund, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring, and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Heather S. Goldman – In addition to her tenure as a Director of the Fund, Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a capital markets financial services and tech executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations, and personnel. She also has experience working in other roles for the parent company of the Adviser. Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing Capital Thinking, a financial services risk-management technology company in New York. She is a fintech angel investor, principally in the blockchain and digital marketing sectors. Ms. Goldman is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Louis P. Salvatore – In addition to his tenure as a Director of the Fund, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee and is a member of the Nominating and Compensation Committee.

•  William H. Wright II – In addition to his tenure as a Director of the Fund, Mr. Wright has extensive experience in executive leadership, investment banking and corporate finance. He previously served as a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career in investment banking at Morgan Stanley, Mr. Wright headed the corporate finance execution group, where he was responsible for leading and coordinating tams in the execution of complex equity offerings for multinational corporations. Following his career in investment banking. Mr. Wright served on the board of directors/trustees for various other investment management companies and non-profit entities. Mr. Wright is a member of the Audit Committee and the Nominating and Compensation Committee.

•  David Levi – In addition to his tenure as a Director of the Fund, Mr. Levi is Chief Executive Officer of the Adviser and a Managing Partner of Brookfield Asset Management Inc. He has over 26 years of industry experience in asset management. Mr. Levi's background includes extensive strategy-related, client-facing and business development experience globally within both the institutional and high net worth markets. Prior to joining the Adviser in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior strategy roles within J.P. Morgan Asset Management. Mr. Levi is a Fellow of the 2019 class of the Aspen Finance Leaders Fellowship, is a member of the Aspen Global Leadership Network, and holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College. His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Board in its oversight of the Fund.

Nominating and Compensation Committee Considerations for Independent Directors

The Nominating and Compensation Committee evaluates candidates' qualifications for Board membership. When evaluating candidates, the Nominating and Compensation Committee considers a number of attributes including leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise that would complement or benefit the Board as a whole. The Nominating and Compensation Committee also may consider other factors/attributes as it may determine appropriate in its own judgment. The Nominating and Compensation Committee believes that the significance of each nominee's background, experience, qualifications, attributes, or skills must be considered in the context of the Board as a whole. As a result, the Nominating and Compensation Committee has not established a litmus test or quota relating to these matters that must be satisfied before an individual may serve as a director. The Nominating and Compensation Committee believes that board effectiveness is best evaluated at a group level, through the annual self-assessment process. Through this process, the Nominating and Compensation Committee considers whether the Board as a whole has an appropriate level of sophistication, skill, and business acumen and the appropriate range of experience and background. The diversity of a candidate's background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating and Compensation Committee's view as to the candidate. In evaluating these matters, the Nominating and Compensation Committee typically considers the following minimum criteria:

•  With respect to nominations for Independent Directors, nominees shall be independent of the Adviser and other principal service providers. The Nominating and Compensation Committee of the Fund shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

•  Independent Director nominees must qualify for service on the Fund's Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

•  With respect to all Directors, a proposed nominee must qualify under all applicable laws and regulations.

•  The Nominating and Compensation Committee of the Fund also may consider such other factors as it may determine to be relevant.

Board Meetings

During the Fund's fiscal year ended December 31, 2020, the Board held four regular meetings, and each Director attended at least 75% of the meetings of the Fund's Board of Directors and of the Committees on which he or she served. The Chairman of the Board of Directors, who is elected by the Independent Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Audit Committee

The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which currently consists of Messrs. Salvatore, Kuczmarski, McFarland, Wright, and Ms. Goldman, all of whom are Independent Directors. The principal functions of the Audit Committee are to review the Fund's audited financial statements, to select the Fund's independent auditors, to review with the Fund's auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the Fund's fiscal year ended December 31, 2020, the Audit Committee held four Committee meetings. Mr. Salvatore serves as Chairman of the Audit Committee, and the Board has determined that Messrs. Salvatore, McFarland and Kuczmarski each qualify and are designated as an "audit committee financial expert," as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Fund's Board of Directors has adopted a written charter for its Audit Committee, which is available on the Fund's website at https://publicsecurities.brookfield.com/en. A copy of the Fund's Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Nominating and Compensation Committee

The Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Kuczmarski, McFarland, Salvatore, Wright and Ms. Goldman, all of whom are Independent Directors and independent as independence is defined in New York Stock Exchange, Inc.'s listing standards. The Nominating and Compensation Committee of the Fund met three times during the Fund's fiscal year ended December 31, 2020. Mr. Kuczmarski serves as Chairman of the Nominating and Compensation Committee. The function of the Fund's Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Directors. The Fund's Nominating and Compensation Committee evaluates each candidate's qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of the Fund's shares. For a list of the minimum criteria used by the Nominating and Compensation Committee to assess a candidate's qualifications, please see "Nominating and Compensation Committee Considerations for Independent Directors" above.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committee reviews all recommendations in the same manner, including those received by stockholders. The Nominating and Compensation Committee first determines if the prospective nominee(s) meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then to be considered by the Nominating and Compensation Committee with respect to any other qualifications deemed to be important. Those proposed nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committee as suitable are nominated for election by the Committee.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to

Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Director, if applicable. The Fund's Nominating and Compensation Committee also determines the compensation paid to the Independent Directors. The Board has adopted a written charter for its Nominating and Compensation Committee, which is available on the Fund's website at https://publicsecurities.brookfield.com/en. A copy of the Fund's Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

The Fund's Nominating and Compensation Committee has recommended Ms. Goldman and Mr. Wright as nominees for election and the Fund's Board of Directors has nominated Ms. Goldman and Mr. Wright to serve as the Class II Directors.

Qualified Legal Compliance Committee

The Fund has a standing Qualified Legal Compliance Committee ("QLCC"). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, Director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities). The QLCC meets as needed. During the fiscal year ended December 31, 2020, the Fund's QLCC did not meet. The QLCC currently consists of Messrs. Kuczmarski, McFarland, Salvatore, Wright, and Ms. Goldman.

Code of Ethics

Code of Ethics. The Fund has adopted a code of ethics that applies to all of its Directors and officers and any employees of the Fund's external manager or its affiliates who are involved in the Fund's business and affairs. This code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is available on the Fund's website at https://publicsecurities.brookfield.com/en. A copy of the Fund's code of ethics also is available free of charge, upon request directed to Investor Relations,

Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

There is no family relationship between any of the Fund's current officers or Directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Fund's officers or Directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or Directors of any corporation or entity affiliated with the Fund so enjoined.

Compensation of Directors and Executive Officers

No remuneration was paid by the Fund to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Directors or officers of the Fund. Each Director of the Fund, other than those who are officers or employees of the Adviser or any affiliate thereof, was entitled to receive from the Fund a Fund Complex fee. The aggregate annual retainer paid to each Independent Director of the Board for the Fund Complex is $180,000. The Independent Chairman of the Fund Complex and the Chairman of the Audit Committee each receive an additional payment of $30,000 per year. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended December 31, 2020 for the Fund, which we refer to as fiscal 2020.

	Directors' Aggregate Compensation from the Fund	Total Directors' Compensation from the Fund and the Fund Complex
Independent Director Nominees
Heather S. Goldman	$37,267	$180,000
William H. Wright II	$12,057	$60,000
Independent Directors
Edward A. Kuczmarski	$43,479	$210,000
Stuart A. McFarland	$37,267	$180,000
Louis P. Salvatore	$43,479	$210,000
Interested Director
David Levi	N/A	N/A

Stockholder Communications with Board of Directors and Board Attendance at Annual Meetings

The Fund's Board of Directors provides a process for stockholders to send communications to the Board. Any stockholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

The Fund's policy with respect to Directors' attendance at annual meetings of stockholders is to encourage such attendance.

Audit Committee Report

On February 25, 2021, the Audit Committee (the "Audit Committee") of the Board of Directors of the Fund reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended December 31, 2020. The Audit Committee discussed with Deloitte & Touche LLP ("Deloitte"), the Fund's independent registered public accounting firm, the matters required to be discussed by Rule 3526, Ethics and Independence, Communication with Audit Committee Concerning Independence.

The Audit Committee received and reviewed the written disclosures and the letter from Deloitte required by Rule 3520, Auditor Independence, and discussed with Deloitte, its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Fund's Annual Report to Stockholders, as required by Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30d-1 promulgated thereunder, for the fiscal year ended December 31, 2020.

Louis P. Salvatore – Audit Committee Chairman
Edward A. Kuczmarski – Audit Committee Member
Stuart A. McFarland – Audit Committee Member
Heather S. Goldman – Audit Committee Member
William H. Wright II – Audit Committee Member

Required Vote

The election of the listed nominees for Director requires the approval of a majority of all the votes entitled to be cast at the Meeting, in person or by proxy, at which a quorum is present. The Board of Directors of the Fund recommends a vote "FOR" the election of the nominees to the Fund's Board of Directors.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Adviser/The Sub-Advisers

Brookfield Public Securities Group LLC (the "Adviser" or "PSG"), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Adviser is a wholly-owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA) ("Brookfield"), a publicly held global asset manager focused on property, power, and other infrastructure assets with $600 billion of assets under management as of December 31, 2020. In addition to the Fund, the Adviser's clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds, high net-worth investors, and several other registered investment companies. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The business address of the Adviser and its officers and directors is Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Subject to the authority and oversight of the Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs. As of March 31, 2021, the Adviser and its subsidiaries had over $17 billion in assets under management.

The Fund has also entered into a Sub-Advisory Agreement with Schroder Investment Management North America Inc. ("SIMNA"), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended. SIMNA is located at 7 Bryant Park, New York, NY 10018, and is wholly-owned by Schroder US Holdings Inc. at the same address and indirectly owned in its entirety by Schroders plc, a London Stock Exchange-listed financial services company, located at 31 Gresham Street, London EC2V 7QA, England. As of December 31, 2020, Schroders plc had approximately $785 billion under management. Of that amount, as of December 31, 2020 SIMNA (along with its affiliated entity Schroder Investment Management North America Ltd.) had approximately $154 billion under management.

The Fund has also entered into a Sub-Advisory Agreement with Oaktree Capital Management, L.P. ("Oaktree"), a Delaware limited partnership and a registered investment adviser under the Investment Advisers Act of 1940, as amended. Located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071, Oaktree is a leading global alternative investment management firm with expertise in credit strategies. The firm was formed in 1995 by a group of individuals who had been investing together since the mid-1980s in high yield bonds, convertible securities, distressed debt, real estate, control investments and listed equities. The firm has over 1000 employees and offices in 19 cities worldwide. The firm's competitive advantages include its experienced team of investment professionals, a global platform, and a unifying investment philosophy. This investment philosophy – the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis, and disavowal of market timing – is complemented by a set of core business principles that articulate Oaktree's commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings. As a result of consistent application of its philosophy and principles, Oaktree has earned a large and distinguished clientele. Among Oaktree's global clients are 69 of the 100 largest U.S. pension plans, more than 400 corporations around the world, 39 of the 50 primary state retirement plans in the United States, over 320 endowments and foundations globally, and over 15 sovereign wealth funds. Oaktree's expertise in investing across the capital structure has allowed us to cultivate a diversified mix of global investment strategies in four categories: credit, private equity, real assets, and listed equities. Importantly, the expansion of Oaktree's strategies has been achieved primarily through "step-outs" into highly related fields, based on identifying markets that (a) the firm believes have the potential for attractive returns, and (b) can be exploited in a manner consistent with the firm's philosophy focused on risk control.

In 2019, Brookfield acquired a majority interest in Oaktree. The Adviser is a wholly-owned subsidiary of Brookfield. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another's strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. As of December 31, 2020, Oaktree had approximately $148 billion under management.

Mr. David Levi, a Class I Interested Director, is the President of the Adviser, and may be entitled, in addition to receiving a salary from the Adviser, to receive a bonus based upon a portion of the Adviser's profits. Mr. Brian F. Hurley, the President of the Fund, Mr. Thomas D. Peeney, the Secretary of the Fund, Mr. Adam Sachs, the CCO of the Fund, Mr. Casey Tushaus, the Treasurer of the Fund, and Mr. Mohamed Rasul, Assistant Treasurers of the Fund, all are employees of the Adviser.

PSG serves as the investment adviser of the Fund while SIMNA and Oaktree serve as the sub-advisers with respect to the securitized products allocation of the Fund. As investment adviser, PSG manages the Fund's investments outside of securitized products and has oversight responsibilities over the Fund's securitized credit allocation managed by SIMNA and Oaktree. Mr. Larry Antonatos, the lead portfolio manager of the Fund, joined by Messrs. Christopher Janus and Gaal Surugeon, each share primary responsibility for the day-to-day management of the Fund, including the authority to adjust the strategic allocation of assets between corporate credit, securitized credit and equity securities. In managing the corporate credit, securitized credit and equity investment sleeves of the Fund, Messrs. Antonatos, Janus and Surugeon leverage the expertise of their colleagues on PSG's investment teams, including Messrs. Dana Erikson, CFA, and Dan Parker, CFA, both from PSG, who are jointly and primarily responsible for the day-to-day management of the Fund by managing the Fund's corporate credit sleeve. In addition, PSG leverages the securitized investment team at SIMNA, which manages a portion of the Fund's securitized credit allocation, with a focus on its investments in residential mortgage-backed securities ("RMBS") and related assets. PSG also leverages the expertise of Oaktree to manage a portion of the Fund's securitized credit allocation, with a focus on its investments in commercial mortgage-backed securities ("CMBS") and related assets.

Larry Antonatos has 28 years of industry experience and is a Portfolio Manager for PSG's Real Asset Solutions team. In this role he oversees the portfolio construction process, including execution of asset allocation. Larry joined Brookfield in 2011 as Product Manager for the firm's equity investment strategies. Prior to joining Brookfield, he was a portfolio manager for a U.S. REIT strategy for 10 years. He also has investment experience with direct property, CMBS, and mortgage loans. Larry earned a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University.

Chris Janus has 13 years of industry experience and is a Director on Brookfield's Corporate Credit team. He is responsible for covering Real Estate via corporate bonds, bank loans and CMBS. Previously, he was a Director on Brookfield's Structured Products team focused on CMBS, CRE CLOs (Commercial Real Estate Collateralized Loan Obligations) and direct lending. Prior to joining the firm in 2009, Chris began his career at SunTrust Robinson Humphrey within the Real Estate Investment Banking group. Chris earned a Bachelor of Science degree in Mechanical Engineering from Miami University.

Gaal Surugeon has 11 years of industry experience and is a Director for Brookfield's Real Asset Solutions team. He is responsible for portfolio construction and asset allocation for the firm's diversified real asset portfolios. Prior to joining the firm in 2019, Gaal was an Executive Director at Oppenheimer Asset Management where he served as manager of the firm's multi-asset portfolios and director of asset allocation and research. Prior to that, he was an Associate Economist at Decision Economics, Inc. Gaal holds the Chartered Financial Analyst® designation and is a member of the CFA Society Chicago. He earned a Bachelor of Arts in Economics from the University of Michigan – Ann Arbor.

Dana Erikson has 31 years of industry experience and is a Portfolio Manager and Head of the Public Securities Group's Global Credit team. He oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining the firm in 2006, he was with Evergreen Investments or one of its predecessor firms since 1996 where he held a number of positions, including Senior Portfolio Manager, Head of the High Yield team and Head of High Yield Research. Dana holds the Chartered Financial Analyst® designation and is a member of the CFA Society Boston, Inc. He earned a Master of Business Administration degree, with honors, from Northeastern University and a Bachelor of Arts degree in Economics from Brown University.

Dan Parker has over 20 years of industry experience and is a Portfolio Manager and Director on the Public Securities Group's Global Credit team. In addition, Mr. Parker supports the Global Infrastructure Equities team with a focus on utilities. Prior to joining the firm in 2006, Mr. Parker spent four years at Standard & Poor's where he covered the utilities and natural resources sectors. He started his career in international trade finance as a credit analyst at Canada's Export Credit Agency, EDC. Mr. Parker holds the Chartered Financial Analyst® designation and is a member of the CFA Society Chicago, Inc. He earned an Honours Bachelor of Commerce degree from Lakehead University.

Michelle Russell-Dowe, Head of Securitized Credit at SIMNA, is responsible for managing the Securitized Credit Team and the Securitized Credit Portfolio Strategies. She joined SIMNA in 2016 and is based in New York. Ms. Russell-Dowe was the Head of Securitized Products at Brookfield from 1999 to 2016 where she was responsible for managing the Securitized Products Investment Team. She was the Lead Portfolio Manager responsible for the Securitized Investment Strategies. She was a Vice President at Duff & Phelps Credit Rating Co from 1994 to 1999, where she was responsible for rating securities including residential mortgage-backed securities and asset-backed securities. Previously, Ms. Russell-Dowe was Co-Head of the Investor Committee of the American Securitization Forum (ASF). She holds an MBA in Finance (Valedictorian) from Columbia Graduate School of Business and a BA in economics from Princeton University.

Jeffrey Williams is a Fund Manager at SIMNA, which involves portfolio management for the firm's securitized credit strategies, with a particular focus on CMBS, commercial real estate loans and related assets. He joined SIMNA in 2016 and is based in New York. Mr. Williams was a Managing Director at Brookfield from 2012 to 2016, which involved portfolio management for the securitized credit team with an emphasis on CMBS and commercial real estate loans. He was a Partner – Debt Investments at Wesley Capital Management, LLC from 2008 to 2012, which involved portfolio management and trading of debt securities for a long/short real estate securities hedge fund. He was a Vice President at Capital Trust, Inc. from 2006 to 2008, which involved portfolio management and trading of CMBS, CDO and REIT bonds. Mr. Williams holds an MBA in Finance from Georgia State University and BA in Finance from University of South Florida. He is also a CFA Charterholder.

Anthony Breaks is a Fund Manager at SIMNA, with a focus on RMBS, ABS and CLOs. He joined SIMNA in 2016 and is based in New York. Mr. Breaks was a Managing Director at Brookfield from 2005 to 2016, managing structured credit portfolios. He was a Director at Imagine Reinsurance, a subsidiary of Brookfield from 2002 to 2005, focused on structured credit investments and structured reinsurance transactions. Prior to that, he was a Director at Liberty Hampshire from 2000 to 2002, involved in analysis and issuance of structured securities, and an Analyst at Merrill Lynch from 1998 to 2000, involved in CLO structuring and securities analysis. Mr. Breaks holds a BSc in Electrical Engineering from Massachusetts Institute of Technology and is a CFA Charterholder.

Justin Guichard joined Oaktree in 2007. He is a managing director and co-portfolio manager for Oaktree's Real Estate Debt and Structured Credit strategies. In addition to his strategy management responsibilities, Mr. Guichard is responsible for investing capital for Oaktree's Real Estate Debt, Real Estate Income, Real Estate Opportunities, Structured Credit and Global Credit strategies. Prior to Oaktree, he worked for Barrow Street Capital, which he joined in 2005. Mr. Guichard began his career in Merrill Lynch & Co.'s Real Estate Investment Banking group. He received a B.A. degree from University of California, Los Angeles, where he was an Alumni Scholar, and an M.B.A. from MIT's Sloan School of Management.

The Administrator

Pursuant to an administration agreement, the Adviser also provides various administrative services to the Fund, including, among other responsibilities, preparing and coordinating reports and other materials to be supplied to the Board; preparing and/or supervising the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, stockholder reports and other regulatory reports and filings required of the Fund; supervising and monitoring the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinating the preparation, printing and mailing of all materials required to be sent to stockholders; coordinating the preparation and payment of Fund-related expenses; monitoring and overseeing the activities of the Fund's other service providers; reviewing and adjusting as necessary the Fund's daily expense accruals; monitoring daily, monthly and periodic compliance with respect to federal and state securities laws; and sending periodic information (i.e., performance figures) to service organizations that track investment company information.

The Sub-Administrator

Pursuant to a sub-administration agreement, U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services) ("USBFS" or the "Sub-Administrator"), 1201 South Alma School Road, Suite 3000, Mesa, Arizona 85210, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparing for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to stockholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

The Fund's Auditor

At a meeting held on February 25, 2021, the Audit Committee of the Fund unanimously recommended the selection of, and the Directors unanimously approved, Deloitte as the Fund's independent registered public accounting firm for the current fiscal year ending December 31, 2021. The Fund is not submitting the Audit Committee's selection of Deloitte as the Fund's independent registered public accounting firm for ratification by its stockholders because doing so is not required by law. Although representatives of Deloitte are not expected to be present at the Meeting, they are expected to be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed or to be billed to the Fund for services performed for the fiscal years ended December 31, 2020, 2019 and 2018 by Deloitte.

	2020	2019	2018
Audit fees	$81,500	$64,000	$60,000
Audit-related fees	$8,500	$0	$0
Tax fees[1]	$9,800	$9,600	$9,600
All other fees[2]	$0	$0	$0

1  Tax fees consist of fees for review of tax returns and tax distribution requirements.

2  SSAE 16 Review (formerly, SAS No. 70) fees for the fiscal years ended December 31, 2020, 2019 and 2018 were $149,000, $145,000, and $140,000, respectively, which were billed by Deloitte to the Adviser.

As indicated above, the Board has adopted a written charter for the Audit Committee (the "Charter"), which is available on the Fund's website at https://publicsecurities.brookfield.com/en. The Fund's Audit Committee reviews the Charter at least annually and may recommend changes to the Board. Each member of the Audit Committee of the Fund is independent as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committee has adopted policies and procedures for pre-approval of the engagement of the Fund's auditors. The Audit Committee evaluates the auditor's qualifications, performance, and independence at least annually by reviewing, among other things, the relationship between the auditor and the Fund, as well as the Adviser or any control affiliate of the Adviser, any material issues raised by the most recent internal quality control review and the auditor's internal quality control procedures.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Fund's directors and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements were complied with during the Fund's fiscal year ended December 31, 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 31, 2020, there were no persons who beneficially owned 5% or more of the shares of the Fund.

OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting or any postponement or adjournment thereof. If any other matter properly comes before the Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the proxy to vote the proxies in accordance with their discretion on that matter.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

Any proposal of a stockholder intended to be included in our proxy statement for the 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, must be received by us no later than December 23, 2021, unless the date of our 2022 Annual Meeting of Stockholders is more than 30 days before or after May 20, 2022, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to the Secretary of the Fund, at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Pursuant to the current Bylaws of the Fund, nominations of individuals for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders by any stockholder who was a stockholder of record both at the time of giving of the prescribed notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business. For any nomination or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, and in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice must be delivered to the Secretary of the Fund not earlier than the 150th day nor later than the 120th day prior to the first anniversary of the date the proxy statement is released to stockholders for the preceding year's annual meeting. For matters to be presented at the 2022 annual meeting of stockholders, the notice must be delivered to the Secretary of the Fund not earlier than November 23, 2021 and not later than December 23, 2021. The notification must be in the form prescribed by the current Bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to stockholders. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for giving of a stockholder's notice as described above. Please contact the Secretary of the Fund for additional information about the advance notice requirements.

Stockholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing, and assembling material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mail, proxies may be solicited personally by officers of the Fund or by regular employees of the Adviser. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in connection therewith.

April 22, 2021

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

BROOKFIELD REAL ASSETS INCOME FUND INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders to be held on MAY 20, 2021

The undersigned hereby appoints Thomas D. Peeney and Adam Sachs, each of them acting individually, as proxies for the undersigned with full power of substitution in each of them, to attend the virtual Annual Meeting of Stockholders of the Fund to be held on May 20, 2021, at 8:30 a.m., Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Do you have questions? If you have any questions about how to vote your proxy or about the Annual Meeting of Stockholders in general, please call toll-free 1-866-416-0565.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The proxy statement is available online at: https://vote.proxyonline.com/brookfield/docs/ra.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]	#

BROOKFIELD REAL ASSETS INCOME FUND INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •

PROPOSAL:

1.

To consider and vote upon the election of the Class II Directors, each to serve until the third annual meeting following her or his election and until her or his successor is duly elected and qualifies.

Nominees:
		FOR	AGAINST	ABSTAIN

	Ms. Heather S. Goldman, Class II Independent Director	O	O	O

	Mr. William H. Wright II, Class II Independent Director	O	O	O

2.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

You may vote on the internet, by telephone or by mail.  Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND.  REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]	#